UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2016

Trovagene, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35558	27-2004382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11055 Flintkote Avenue, Suite B
San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 952-7570

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Trovagene, Inc. (the “Company”) filed a Current Report on Form 8-K on March 10, 2016 (the “Initial Form 8-K”) that included the Company’s press release announcing its financial results for the three months and year ended December 31, 2015 (the “Press Release”). The Company is filing this Amendment No. 1 to the Initial Form 8-K (this “Amendment No. 1”) to correct a transcription error in the Condensed Consolidated Statements of Operations included in the Press Release, which inadvertently incorrectly reported that the Company’s diagnostic service revenue for the three months ended December 31, 2015 was $24,000 and that the Company’s other revenue was $3,000. The Company’s diagnostic service revenue for the three months ended December 31, 2015 was $3,000 and the Company’s other revenue was $24,000. The Company has included a corrected version of the Condensed Consolidated Statements of Operations in Item 2.02 of this Amendment No. 1 and is furnishing a corrected version of the Press Release as Exhibit 99.1 to this Amendment No. 1 (the “Corrected Press Release”). All other figures included in the Corrected Press Release and the Condensed Consolidated Statements of Operations, including the Company’s total revenue for the three months ended December 31, 2015, are unchanged.

Item 2.02.  Results of Operations and Financial Condition.

Trovagene, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except for per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014

Revenue:
Royalty income	$52	$56	$275	$270
License fees	-	-	-	10
Diagnostic service revenue	3	-	14	-
Other revenue	24	-	24	-
Total Revenue	79	56	313	280

Costs and expenses:
Cost of revenue	199	15	629	15
Research and development	3,166	1,835	10,594	6,665
Selling and marketing	1,935	1,035	6,444	2,735
General and administrative	2,164	1,675	7,920	5,810
Total operating expenses	7,464	4,560	25,587	15,225

Loss from operations	(7,385)	(4,504)	(25,274)	(14,945)

Other income (expense):
Net interest expense	(368)	(384)	(1,468)	(831)
Gain (loss) on change in fair value of derivative instruments- warrants	379	205	(726)	1,426
Other (income) loss, net	(7)	-	(3)	25
Net loss and comprehensive loss	$(7,381)	$(4,683)	$(27,471)	$(14,325)
Preferred stock dividend	(6)	(6)	(24)	(23)
Net loss and comprehensive loss attributable to common stockholders	$(7,387)	$(4,689)	$(27,495)	$(14,348)
Net loss per common share - basic	$(0.25)	$(0.25)	$(1.05)	$(0.76)
Net loss per common share - diluted	$(0.26)	$(0.25)	$(1.21)	$(0.88)
Weighted average shares outstanding - basic	29,723	18,904	26,202	18,904
Weighted average shares outstanding - diluted	30,157	19,071	26,452	19,071

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Corrected Press Release of Trovagene, Inc. dated March 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2016	TROVAGENE, INC.

	By:	Antonius Schuh
Antonius Schuh
Chief Executive Officer